UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            : February 16, 2005

NEW VALLEY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-2493	13-5482050

(Commission File Number)	(I.R.S. Employer Identification No.)

100 S.E. Second Street, Miami, Florida	33131

(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Sec 906 Chief Executive Officer Certification
Sec 906 Chief Financial Officer Certification
Press Release

Item 2.01 Completion of Acquisition or Disposition of Assets

     On February 16, 2005, New Valley Corporation (the “Company”) completed the sale to Princeton Owner Corp. (the “Purchaser”), an entity advised by Falcon Real Estate Investment Company, L.P., of its 100 and 150 College Road West office buildings (the “Office Buildings”) in Princeton, N.J. for an aggregate purchase price of $71.5 million. The properties were subject to a mortgage loan due in December 2006, of which approximately $39.2 million was outstanding as of December 31, 2004. The Company retired the mortgage at closing with the proceeds of the sale.

     The sale of the office buildings was effectuated pursuant to a Sale-Purchase Agreement, dated as of December 23, 2004, between the Company and the Purchaser (the “Agreement”). The sale was negotiated on an arm’s length basis between the Company and the Purchaser. The Purchaser is not affiliated with the Company or any of its affiliates, or any director or officer of the Company, or any affiliate or associate of any such director or officer.

     The summary of the foregoing transaction is qualified in its entirety by reference to the text of the Agreement, which is included as an exhibit hereto and incorporated herein by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

     See Item 2.01, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (b) Pro Forma Financial Information

     On February 16, 2005, the Company consummated the sale to the Purchaser of the Office Buildings. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the years ended December 31, 2003 and 2002, respectively, and for the nine months ended September 30, 2004 and 2003, respectively, present the results of operations of the Company assuming the sale of the Office Buildings had been consummated as of December 31, 2001. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2001 has not been presented because the Office Buildings were acquired on December 13, 2002. The Unaudited Pro Forma Condensed Consolidated Statements of Operations presented do not include the non-recurring gain associated with the sale of the Office Buildings.

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004 reflects the assets, liabilities and stockholders’ equity of the Company after giving effect to the elimination of the assets and liabilities relating to the Office Buildings, the receipt of the sale proceeds and the required retirement of the mortgage note payable assuming the sale of the Office Buildings had been consummated on September 30, 2004.

     The pro forma information does not purport to be indicative of the results of operations or the financial position which would have actually been obtained if the sale of the Office Buildings had been consummated as of the beginning of the periods presented or at September 30, 2004. In addition, the pro forma financial information does not purport to be indicative of results of operations or financial position which may be obtained in the future.

     The pro forma financial information should be read in conjunction with the Company’s historical Consolidated Financial Statements and Notes thereto contained in the Company’s 2003 Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004.

NEW VALLEY CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(Dollars in Thousands, Except Per Share Amounts)

	September 30, 2004
	Pro Forma Adjustments
		Office
		Buildings
	Historical	Disposal		Pro Forma

ASSETS

Current assets:
Cash and cash equivalents	$71,595	$29,342	(B)	$100,937
Investment securities available for sale	10,758	—		10,758
Restricted assets	577	(577	) (A)	—
Other current assets	893	(809	) (A)	84

Total current assets	83,823	27,956		111,779

Investments in real estate, net	52,116	(52,116	) (A)	—
Investments in non-consolidated real estate businesses	27,602	—		27,602
Restricted assets	176	(176	) (A)	—
Long-term investments, net	2,332	—		2,332
Note receivable	500	—		500
Other assets	308	(224	) (A)	84

Total assets	$166,857	$(24,560)		$142,297

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current portion of mortgage note payable	$644	$(644	) (A)	$—
Accounts payable and accrued liabilities	3,742	(618	) (A)	3,424
		300	(B)
Prepetition claims	600	—		600
Income taxes	11,379	300	(C)	11,679

Total current liabilities	16,365	(662)		15,703

Mortgage note payable	38,730	(38,730	) (A)	—
Other long-term liabilities	2,609	(168	) (A)	2,441

Commitments and contingencies	—	—		—

Stockholders’ equity:
Common Shares, $.01 par value; 100,000,000 shares authorized; 22,082,036 shares outstanding	221	—		221
Additional paid-in capital	862,473	—		862,473
Accumulated deficit	(756,635)	15,000	(D)	(741,635)
Accumulated other comprehensive income	3,094	—		3,094

Total stockholders’ equity	109,153	15,000		124,153

Total liabilities and stockholders’ equity	$166,857	$(24,560)		$142,297

(A)	To eliminate the operations of the Office Buildings.

(B)	To record the sale of the Office Buildings.

(C)	Represents the estimated alternative minimum income tax liability associated with the sale of the Office Buildings as if the sale had occurred on September 30, 2004.

(D)	Represents the estimated gain realized on the sale of the Office Buildings as if the sale had occurred on September 30, 2004.

NEW VALLEY CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Nine Months Ended September 30, 2004
	Pro Forma Adjustments
		Office
		Buildings
	Historical	Disposal		Pro Forma

Revenues:
Real estate leasing	$5,401	$(5,401	)(A)	—

Total	5,401	(5,401)		—

Cost and expenses:
General and administrative	8,898	—		8,898
Rental real estate activities	2,565	(2,565	) (A)	—

Total	11,463	(2,565)		8,898

Other results from continuing operations:
Equity income from non-consolidated real estate businesses	9,827	—		9,827
Gain on sale of investments, net	5,613	—		5,613
Interest and dividend income	674	—		674
Interest expense	(1,093)	1,093	(B)	—
Other loss	(12)	—		(12)

Total	15,009	1,093		16,102

Income from continuing operations before income taxes and minority interests	8,947	(1,743)		7,204

Minority interests in loss from continuing operations of consolidated subsidiaries	(1)	—		(1)

Income tax provision	115	(34	) (C)	81

Income from continuing operations	$8,833	$(1,709)		$7,124

Income per Common Share (basic):
Income per Common Share from continuing operations	$0.40	$(0.08)		$0.32

Number of shares used in computation	22,114,213	—		22,114,213

Income per Common Share (diluted):
Income per Common Share from continuing operations	$0.40	$(0.08)		$0.32

Number of shares used in computation	22,120,215	—		22,120,215

(A)	To eliminate the operations of the Office Buildings.

(B) To eliminate the interest expense associated with the nonrecourse mortgage note payable retired in connection with the sale of the Office Buildings.

(C)	To eliminate portion of income tax provision associated with the operations of the Office Buildings.

NEW VALLEY CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Nine Months Ended September 30, 2003
	Pro Forma Adjustments
		Office
		Buildings
	Historical	Disposal		Pro Forma

Revenues:
Real estate leasing	$5,373	$(5,373	)(A)	—

Total	5,373	(5,373)		—

Cost and expenses:
General and administrative	8,349	—		8,349
Rental real estate activities	2,506	(2,506	) (A)	—

Total	10,855	(2,506)		8,349

Other results from continuing operations:
Equity income from non-consolidated real estate businesses	636	—		636
Gain on sale of investments, net	606	—		606
Interest and dividend income	576	—		576
Interest expense	(1,079)	1,079	(B)	—
Other loss	21	—		21

Total	760	1,079		1,839

Loss from continuing operations before minority interests	(4,722)	(1,788)		(6,510)

Minority interests in loss from continuing operations of consolidated subsidiaries	(4)	—		(4)

Loss from continuing operations	$(4,718)	$(1,788)		$(6,506)

Loss per Common Share (basic and diluted):
Loss per Common Share from continuing operations	$(0.21)	$(0.08)		$(0.29)

Number of shares used in computation	22,155,528	—		22,155,528

(A) To eliminate the operations of the Office Buildings.

(B) To eliminate the interest expense associated with the nonrecourse mortgage note payable retired in connection with the sale of the Office Buildings.

NEW VALLEY CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Year Ended December 31, 2003
	Pro Forma Adjustments
		Office
		Buildings
	Historical	Disposal		Pro Forma

Revenues:
Real estate leasing	$7,298	$(7,298	)(A)	$—

Total	7,298	(7,298)		—

Costs and expenses:
General and administrative	11,901	—		11,901
Rental real estate activities	3,531	(3,531	) (A)	—

Total	15,432	(3,531)		11,901

Other results from continuing operations:
Equity income from non-consolidated real estate businesses	901	—		901
Gain on sale of real estate	478	—		478
Gain on sale of investments, net	1,654	—		1,654
Interest and dividend income	823	—		823
Interest expense	(1,421)	1,421	(B)	—
Other income	17	—		17

Total	2,452	1,421		3,873

Loss from continuing operations before minority interests	(5,682)	(2,346)		(8,028)

Minority interests in loss from continuing operations of consolidated subsidiaries	(20)	—		(20)

Loss from continuing operations	$(5,662)	(2,346)		$(8,008)

Loss per Common Share (basic and diluted):
Loss per Common Share from continuing operations	$(0.26)	$(0.10)		$(0.36)

Number of shares used in computation	22,146,031	—		22,146,031

(A) To eliminate the operations of the Office Buildings.

(B) To eliminate the interest expense associated with the nonrecourse mortgage note payable retired in connection with the sale of the Office Buildings.

NEW VALLEY CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Year Ended December 31, 2002
	Pro Forma Adjustments
		Office
		Buildings
	Historical	Disposal		Pro Forma

Revenues:
Real estate leasing	$1,001	$(340	)(A)	$661

Total	1,001	(340)		661

Costs and expenses:
General and administrative	12,967	—		12,967
Rental real estate activities	1,579	(155	) (A)	1,424

Total	14,546	(155)		14,391

Other results from continuing operations:
Equity loss from non-consolidated real estate businesses	(749)	—		(749)
Gain on sale of real estate	9,048	—		9,048
Gain on sale of investments, net	1,850	—		1,850
Interest and dividend income	2,163	—		2,163
Interest expense	(483)	72	(A)	(411)
Provision for loss on net investment in subsidiary	(338)	—		(338)
Provision for uncollectibility of notes receivable	(13,198)	—		(13,198)
Provision for loss on investments	(6,776)	—		(6,776)
Other income	(35)	—		(35)

Total	(8,518)	72		(8,446)

Loss from continuing operations before minority interests	(22,063)	(113)		(22,176)

Minority interests in loss from continuing operations of consolidated subsidiaries	(151)	—		(151)

Loss from continuing operations	$(21,912)	(113)		$(22,025)

Loss per Common Share (basic and diluted):
Loss per Common Share from continuing operations	$(0.96)	$(0.01)		$(0.97)

Number of shares used in computation	22,757,296	—		22,757,296

(A)	To eliminate the operations of the Office Buildings.

(c) Exhibits

10.1	Sale-Purchase Agreement, dated as of December 23, 2004, between New Valley Corporation and Princeton Owner Corp. (incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K dated December 23, 2004).

32.1	Certification of Chief Executive Officer, Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of Chief Financial Officer, Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.1	Press Release, dated February 16, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW VALLEY CORPORATION
/s/ J. Bryant Kirkland III
Date: February 17, 2005	J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer